UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On February 21, 2008, Meredith Corporation announced that Suku Radia has resigned as Vice President and Chief Financial Officer. Mr. Radia is leaving the Company to become President of Bankers Trust Company in Des Moines, effective March 13, 2008. A copy of the Company's news release concerning same is attached as exhibit 99.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	News release issued by Meredith Corporation dated February 21, 2008, concerning the announcement of the departure of Vice President and Chief Financial Officer Suku Radia.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Stephen M. Lacy

Stephen M. Lacy President, Chief Executive Officer and Director (Principal Executive Officer)

Date:	February 21, 2008

Index to Exhibits
Exhibit Number	Item

99	News release issued by Meredith Corporation dated February 21, 2008, concerning the announcement of the departure of Vice President and Chief Financial Officer Suku Radia.